UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 29, 2004


                             EVERGREENBANCORP, INC.
             (Exact name of registrant as specified in its charter)

       Washington                      000-32915                 91-2097262
----------------------------      ---------------------       ----------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of incorporation)                                            Identification No.)


               301 Eastlake Avenue East, Seattle, Washington 98109 (Address of Principal Executive Offices) (Zip Code)

                                  206/628-4250
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

On April 29, 2004, EvergreenBancorp, Inc. issued a press release announcing a quarterly cash dividend payable on May 20, 2004 to shareholders of record on May 10, 2004. The entire text of that press release is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibit is filed as part of this Form 8-K.

                  Exhibit No.               Description
                  -------------------------------------------------------------
                  99.1                      Press release, dated April 29, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EVERGREENBANCORP, INC.

Dated:   April 29, 2004
                                            By:      /s/ William G. Filer II
                                                     ---------------------------
                                                     William G. Filer II
                                                     Senior Vice President &
                                                     Chief Financial Officer


                                  EXHIBIT INDEX


Exhibit No.                         Exhibit
--------------------------------------------------------------------------------
99.1                                Press Release, dated April 29, 2004

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